                                                                    EXHIBIT 99.2

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 34 OF 57 PAGES




                             SHAREHOLDERS AGREEMENT


         This Shareholders Agreement (this "Agreement") is entered into among the undersigned persons (each, a "Shareholder" and, collectively, the "Shareholders") as of May 30, 1997.

         WHEREAS, the shareholders of Covey Leadership Center, Inc., a Utah corporation ("Covey"), Covey and Franklin Quest Co., a Utah corporation ("Franklin"), have entered into a Merger Agreement (the "Merger Agreement") dated as of March 21, 1997, pursuant to which, subject to certain conditions, Covey will be merged into and with Franklin; and

         WHEREAS, each of the Shareholders is or will be, as of the consummation of the Merger (as defined in the Merger Agreement), a shareholder of Franklin; and

         WHEREAS, as a condition to the closing and as an integral part of the transactions contemplated by the Merger Agreement and in order to induce each party to the Merger Agreement to enter into and consummate the transactions contemplated thereby, each Shareholder desires to execute and deliver this Agreement in accordance with Sections 2.2(k), 2.3(i) and 4.1(a)(vii) of the Merger Agreement;

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Shareholder hereby agrees as follows:

         1. Each Shareholder hereby covenants and agrees that, during the Control Period (as defined in the Merger Agreement), he or it will vote all shares of the capital common stock, $0.05 par value per share, of Franklin (the "Franklin Common") held by him or it in favor of the election of members to serve on the Board of Directors of Franklin (the "Board") as shall be nominated by the Nominating Committee of the Board during the Control Period.

         2. Each Shareholder hereby declares that the agreements and covenants made by him or it herein are made for valuable consideration, are coupled with an interest and shall be irrevocable.

         3. This Agreement shall be binding upon each Shareholder and his or its respective successors, assigns, heirs, executors, administrators and personal representatives. The obligations of each Shareholder hereunder shall attach and apply during the Control Period to all shares of Franklin Common held by such Shareholder at the Effective Time (as defined in the Merger Agreement) or thereafter acquired during the Control Period. Each Shareholder accordingly covenants and agrees hereby not to assign, pledge or otherwise transfer any of such shares to any person, trust, partnership, corporation or other entity affiliated with or created for the benefit of any Shareholder or the family of any Shareholder without the assignee, pledgee or transferee first agreeing in writing to be bound by and subject to the terms of this Agreement with respect to such shares, and agrees that any such transfer not according to the terms of this Section shall be deemed ineffective and void. Nothing herein shall be deemed to preclude or shall preclude the bona fide transfer by gift or sale by any Shareholder of the shares of Franklin Common held by him, publicly or privately, to an unaffiliated third party or to Franklin, which donee or purchaser shall not be bound by the provisions of this Agreement.

         4. Each person executing this Agreement as a Shareholder hereby represents and warrants that he has full authority to do so and to bind the Shareholder legally hereby.

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 35 OF 57 PAGES





         5. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to principles of conflicts of laws thereof. Whenever the context requires, the singular shall include the plural and the plural shall include the singular, the whole shall include any part thereof, and any gender shall include all other genders.

         6. This Agreement is the entire agreement of the parties hereto relating to the subject matter hereof and supersedes all prior oral or written agreements or understandings with respect thereto.

         7. Any amendment or waiver of this Agreement shall only be effective if it is executed in writing by the Shareholders holding Franklin Common as of the effective date of such amendment or waiver.

         8. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. Faxed counterparts and signatures shall be deemed originals and shall be as effective, valid and enforceable as if originals.


        [REMAINDER OF PAGE INTENTIONALLY BLANK -- SIGNATURE PAGE FOLLOWS]

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 36 OF 57 PAGES





         IN WITNESS WHEREOF, each Shareholder has duly executed and delivered this Agreement as of the day and year first written above.



                               /s/ HYRUM W. SMITH
                               -------------------------------
                               Hyrum W. Smith, individually


                               The Hyrum W. Smith Trust



                               By: /s/ HYRUM W. SMITH
                                 -----------------------------
                                 Hyrum W. Smith, trustee



                               /s/ ARLEN B. CROUCH
                               -------------------------------
                               Arlen B. Crouch


                               The Arlen B. Crouch Trust



                               By: /s/ ARLEN B. CROUCH
                                  -------------------------------
                                  Arlen B. Crouch, trustee


                               Senator Robert F. Bennett Managed Asset Trust



                               By: /s/ JOHN K. BAIRD
                                  -------------------------------
                                  John K. Baird, trustee



                               /s/ STEPHEN R. COVEY
                               -------------------------------
                               Stephen R. Covey


                               /s/ STEPHEN M.R. COVEY
                               -------------------------------
                               Stephen M.R. Covey


                               /s/ BLAINE N. LEE
                               -------------------------------
                               Blaine N. Lee

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 37 OF 57 PAGES







                              /s/ A. ROGER MERRILL
                              -------------------------------
                              A. Roger Merrill



                              /s/ BRAD G. ANDERSON
                              -------------------------------
                              Brad G. Anderson



                               /s/ JOHN M.R. COVEY
                              -------------------------------
                              John M.R. Covey



                              /s/ ROICE N. KRUEGER
                              -------------------------------
                              Roice N. Krueger



                              /s/ DAVID CONLEY
                              -------------------------------
                              David Conley



                              /s/ ROBERT J. GUINDON
                              -------------------------------
                              Robert J. Guindon



                              /s/ KEVIN R. COPE
                              -------------------------------
                              Kevin R. Cope



                              /s/ CHARLES S. FARNSWORTH
                              -------------------------------
                              Charles S. Farnsworth



                               /s/ DAVID HANNA
                              -------------------------------
                              David Hanna



                               /s/ GREG D. LINK
                              -------------------------------
                              Greg D. Link

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 38 OF 57 PAGES




                              /s/ MICHAEL SEAN M. COVEY
                              -------------------------------
                              Michael Sean M. Covey



                              /s/ DAVID M.R. COVEY
                              -------------------------------
                              David M.R. Covey

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 39 OF 57 PAGES







                               POWERS OF ATTORNEY

                                 SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 40 OF 57 PAGES





                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ HYRUM W. SMITH
                                                 -------------------------------
                                                 HYRUM W. SMITH

                                  SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 41 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 5th day of June, 1997.


                                                 /s/ ARLEN B. CROUCH
                                                 -------------------------------
                                                 ARLEN B. CROUCH

                                  SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 42 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ ROBERT F. BENNETT
                                                 -------------------------------
                                                 ROBERT F. BENNETT

                                  SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 43 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ STEPHEN R. COVEY
                                                 -------------------------------
                                                 STEPHEN R. COVEY

                                  SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 44 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ STEPHEN M. R. COVEY
                                                 -------------------------------
                                                 STEPHEN M. R. COVEY

                                  SCHEDULE 13D

CUSIP No.     353469 10 9                                    PAGE 45 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

          Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of June, 1997.


                                                 /s/ BLAINE N. LEE
                                                 -------------------------------
                                                 BLAINE N. LEE

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 46 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ A. ROGER MERRILL
                                                 -------------------------------
                                                 A. ROGER MERRILL

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 47 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ BRAD G. ANDERSON
                                                 -------------------------------
                                                  BRAD G. ANDERSON

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 48 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ JOHN M. R. COVEY
                                                 -------------------------------
                                                 JOHN M. R. COVEY

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 49 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of June, 1997.


                                                 /s/ ROICE N. KRUEGER
                                                 -------------------------------
                                                 ROICE N. KRUEGER

CUSIP No.     353469 10 9        SCHEDULE 13D                PAGE 50 OF 57 PAGES

                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ DAVID CONLEY
                                                 -------------------------------
                                                 DAVID CONLEY

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 51 OF 57 PAGES




                               FRANKLIN COVEY CO.

                                POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ ROBERT J. GUINDON
                                                 -------------------------------
                                                 ROBERT J. GUINDON

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 52 OF 57 PAGES




                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ KEVIN R. COPE
                                                 -------------------------------
                                                 KEVIN R. COPE

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 53 OF 57 PAGES




                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ CHARLES S. FARNSWORTH
                                                 -------------------------------
                                                 CHARLES S. FARNSWORTH

CUSIP No.     353469 10 9         SCHEDULE 13D               PAGE 54 OF 57 PAGES




                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of June, 1997.


                                                 /s/ DAVID HANNA
                                                 -------------------------------
                                                 DAVID HANNA

CUSIP No.     353469 10 9        SCHEDULE 13D               PAGE 55 OF 57 PAGES

                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ GREG D. LINK
                                                 -------------------------------
                                                 GREG D. LINK

CUSIP No.     353469 10 9        SCHEDULE 13D                PAGE 56 OF 57 PAGES


                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of May, 1997.


                                                 /s/ MICHAEL SEAN M. COVEY
                                                 -------------------------------
                                                 MICHAEL SEAN M. COVEY

CUSIP No.     353469 10 9       SCHEDULE 13D                 PAGE 57 OF 57 PAGES


                               FRANKLIN COVEY CO.

                               POWER OF ATTORNEY

        FOR EXECUTING FORMS 3, 4 AND 5 AND SCHEDULE 13G AND SCHEDULE 13D

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Jon H. Rowberry, Val John Christensen and John L. Theler, signing singly, his true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned (i) Forms 3, 4 and 5 (including any amendments thereto) which may be required to be filed in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder and (ii) Schedules 13G and 13D (including any amendments thereto) which may be required to be filed in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 and the rules thereunder as a result of the undersigned's ownership of or transactions in securities of Franklin Covey Co.;

         (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 or Schedule 13G or 13D and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Securities Exchange Act of 1934.

         Photographic copies of this Power of Attorney shall have the same force and effect as the original.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of June, 1997.


                                                 /s/ DAVID M. R. COVEY
                                                 -------------------------------
                                                 DAVID M. R. COVEY